Execution Version REGISTRATION RIGHTS AGREEMENT Dated as of June 13, 2022

i TABLE OF CONTENTS Page ARTICLE I REGISTRATION ........................................................................................................1 1.1. Shelf Registration Statement....................................................................................1 1.2. Shelf-Take Down Demands .....................................................................................2 1.3. Blackout Period ........................................................................................................2 1.4. Acknowledgement of No Demand or Piggyback Registration Rights ....................3 1.5. [Reserved] ................................................................................................................3 1.6. Registration Procedures ...........................................................................................3 1.7. Registration Expenses ..............................................................................................9 1.8. Registration Indemnification ...................................................................................9 ARTICLE II DEFINITIONS .........................................................................................................11 2.1. Defined Terms .......................................................................................................11 2.2. Interpretation ..........................................................................................................14 ARTICLE III MISCELLANEOUS ...............................................................................................15 3.1. Term .......................................................................................................................15 3.2. Notices ...................................................................................................................15 3.3. Amendments and Waivers .....................................................................................16 3.4. Successors and Assigns and Transferees ...............................................................16 3.5. Severability ............................................................................................................16 3.6. Counterparts ...........................................................................................................17 3.7. Entire Agreement ...................................................................................................17 3.8. Governing Law and Jurisdiction ............................................................................17 3.9. WAIVER OF JURY TRIAL ..................................................................................18 3.10. Specific Performance .............................................................................................18 3.11. No Third Party Beneficiaries .................................................................................18 3.12. No Recourse ...........................................................................................................18 3.13. Other Agreements ..................................................................................................18 3.14. Equivalent Provisions ............................................................................................19

1 REGISTRATION RIGHTS AGREEMENT, dated as of June 13, 2022 (this “Agreement”), among (i) Global Blue Group Holding AG, a stock corporation (Aktiengesellschaft) incorporated under Swiss law, with its registered office in Zurichstrasse 38, Brüttisellen, Switzerland (the “Company”) and (ii) CK Opportunities Wolverine S.à r.l (the “CK Investor”). R E C I T A L S: WHEREAS, capitalized terms used but not defined herein shall have the meaning set forth in Article II of this Agreement; WHEREAS, on May 5, 2022, the Company entered into an investment agreement with CK Opportunities Fund I, LP (the “Base Investment Agreement”) as supplemented by the joinder agreement, dated May 23, 2022, by the CK Investor (together with the Base Investment Agreement, the “Investment Agreement”) pursuant to which the CK Investor will subscribe for up to 8,604,206 Company Ordinary Shares (the “Common Acquired Shares”) and 21,176,470 Series B Preferred Shares (the “Acquired Preferred Shares”), subject to the terms and conditions set forth in the Investment Agreement; and WHEREAS, the Company has agreed to grant the CK Investor certain registration rights in respect of the Registrable Securities. NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows: ARTICLE I REGISTRATION 1.1. Shelf Registration Statement. (a) Subject to Section 1.3, the Company agrees that, as soon as reasonably practicable after the Preferred Closing, the Company will file with the Commission (at the Company’s sole cost and expense) a registration statement registering the resale of the Registrable Securities (the “Shelf Registration Statement”). The Company shall use its reasonable best efforts to have the Shelf Registration Statement declared effective under the Securities Act as soon as practicable after the filing thereof and in any event by the 6-month anniversary of the Preferred Closing. (b) Subject to Section 1.3, the Company agrees to use reasonable best efforts to keep a Shelf Registration Statement continuously effective until the date on which all Registrable Securities covered by the Shelf Registration Statement have been sold thereunder in accordance with the plan and method of distribution in the prospectus included in the Shelf Registration Statement, or (ii) the date on which this Agreement terminates pursuant to Section 3.1. (c) The CK Investor agrees to disclose its ownership to the Company upon request. The Company’s obligations to include the Registrable Securities in the Shelf Registration Statement are

2 contingent upon the CK Investor furnishing in writing to the Company such information regarding the CK Investor, the securities of the Company held by the CK Investor and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations. Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the Registrable Securities proposed to be registered under the Shelf Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities or otherwise, such Shelf Registration Statement shall register the resale of a number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the Commission; provided, however, that the Company shall use its reasonable best efforts to include such Registrable Securities that are not registered due to such limitation in a registration statement as soon as practicable after such registration is permitted by the Commission. 1.2. Shelf-Take Down Demands (a) On or after the earlier of (i) three (3) years from the date of the Preferred Closing and (ii) the date on which the SL Shareholders have Transferred (excluding Transfers to any Affiliates) more than 50% of their Equity Interests held as of the date hereof, the CK Investor shall be entitled to deliver a notice to the Company (each, a “Take-Down Notice”) stating that the CK Investor intends to sell at least a Registrable Amount of Registrable Securities on the Shelf Registration Statement in an Underwritten Offering (a “Shelf Offering”). The Company shall promptly, and in a manner reasonably agreed with the CK Investor amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Offering. The CK Investor shall have the right to request no more than four (4) Take-Down Notices in the aggregate, subject to no more than two (2) Take-Down Notices during any fiscal year of the Company. (b) For the avoidance of doubt, (i) any Shelf Offering will be subject to Sections 1.3 and 1.4 and (ii) nothing in this Section 1.2 shall prevent the CK Investor from selling Registrable Securities under Section 1.1 (provided the Company shall not be obligated to assist with such sale except pursuant to the obligations set forth in Section 1.1) or prevent either party from complying with its obligations under Section 1.1. 1.3. Blackout Period. (a) Notwithstanding anything to the contrary contained in this Agreement, the Company may delay the filing and effectiveness of the Shelf Registration Statement and any other shelf registration statement, suspend the use of any such Shelf Registration Statement or any other shelf registration statement, or delay a Marketed Underwritten Shelf Offering or Non-Marketed Underwritten Shelf Offering if the Board of Directors of the Company determines in good faith that (x) such filing, effectiveness or use of such Shelf Registration Statement or other shelf registration statement, or the registration and distribution of Registrable Securities would materially interfere with the Company’s ability to effect a pending material financing, merger, acquisition, consolidation, recapitalization, corporate reorganization or any other material corporate transaction involving or being considered by the Company or any of its subsidiaries or would require premature disclosure thereof or of material non-public information that would be detrimental to the Company or (y) if in order for the Shelf

3 Registration Statement to not contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required to be disclosed to the public under the Exchange Act (a “Blackout Period”). The Company shall (a) promptly give the CK Investor written notice of such determination (which shall include a certificate signed by either the chief executive officer or chief financial officer of the Company certifying that, in the good faith judgement of the Company, the conditions described above in the definition of Blackout Period are met) and (b) promptly give the CK Investor written notice at the conclusion of such Blackout Period. After the conclusion of any such Blackout Period, the Company, to the extent necessary, shall as promptly as reasonably practicable prepare a post-effective amendment or supplement to the Shelf Registration Statement or the prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company shall not invoke more than two Blackout Periods in any 12 month period and any Blackout Period shall not be in excess of 45 days. (b) Notwithstanding anything herein to the contrary, the CK Investor shall not be permitted to exercise its rights under Section 1.2 if at the time of receipt by the Company of a Take-Down Notice the Company determines in good faith that a secondary offering by any Demand Shareholder is reasonably contemplated to occur within (i) 45 days of such receipt, to the extent the Demand Shareholders have not consummated a secondary offering resulting in proceeds in excess of $100 million (“Secondary Offering”) or (ii) 30 days of such receipt if such Secondary Offering has occurred (such period in clauses (i) or (ii) from the date of receipt of such Take-Down Notice, “Demand Block Period”). The Company shall (a) promptly give the CK Investor written notice of such determination and (b) promptly give the CK Investor written notice at the conclusion of the Demand Block Period. Notwithstanding the foregoing, the Company shall not invoke more than three Demand Block Periods during any fiscal year of the Company and any Demand Block Period shall not be in excess of 45 days if a Secondary Offering has not occurred or 30 days if a Secondary Offering has occurred. 1.4. Acknowledgement of No Demand or Piggyback Registration Rights. The CK Investor acknowledges that it does not hold any rights to demand that the Company register any Company Ordinary Shares, Series B Preferred Shares or Underlying Shares that it holds except pursuant to the Shelf Registration Statement set forth in Section 1.1 and Section 1.2. The CK Investor further acknowledges that it does not have any piggyback registration rights in connection with any offering or Transfer by the Company, the Demand Shareholders or any other shareholder of the Company. 1.5. [Reserved] 1.6. Registration Procedures. (a) If and whenever the Company is required to use reasonable best efforts to effect a Shelf Registration Statement and Shelf Offering of any Registrable Securities under the Securities Act as provided in Section 1.1 or Section 1.2, the Company shall as expeditiously as reasonably practicable, only to the extent the CK Investor is entitled to deliver a Take-Down Notice pursuant to Section 1.2:

4 (i) before filing the Shelf Registration Statement or any amendments thereto relating to a Shelf Offering, the Company will furnish to the CK Investor, its counsel and the lead managing underwriter(s) and their counsel, if any, copies of all such documents proposed to be filed, which documents will be subject to the review and reasonable comment of such counsel, and other documents reasonably requested by such counsel, including any comment letter from the Commission, and, if requested by such counsel, provide such counsel a reasonable opportunity to participate in the preparation of such registration statement and each prospectus included therein. The Company shall not file the Shelf Registration Statement or prospectus or any amendments or supplements thereto with respect to a Shelf Offering pursuant to Section 1.2 to which the CK Investor, its counsel or the lead managing underwriter(s), if any, shall reasonably object, in writing, on a timely basis, unless, in the reasonable opinion of the Company, such filing is necessary to comply with Applicable Law; (ii) prepare and file with the Commission such amendments and supplements to the Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Shelf Registration Statement effective pursuant to the terms of Section 1.1 and Section 1.2, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement; (iii) if requested by the lead managing underwriter(s), if any, or the CK Investor in connection with an Underwritten Offering, promptly include in a prospectus supplement or post- effective amendment such information as the lead managing underwriter(s), if any, and the CK Investor may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 1.6(a)(iii) that are not, in the reasonable opinion of counsel for the Company, in compliance with Applicable Law; (iv) furnish to the CK Investor and each underwriter, if any, of the securities being sold by the CK Investor such number of conformed copies of such registration statement and of each amendment and supplement thereto, such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and each free writing prospectus (as defined in Rule 405 of the Securities Act) (a “Free Writing Prospectus”) utilized in connection therewith and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as the CK Investor and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities; (v) use reasonable best efforts to register or qualify or cooperate with the CK Investor, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities covered by such registration statement under such other securities laws or “blue sky” laws of such jurisdictions as the CK Investor and any underwriter of the securities being sold by the CK Investor shall reasonably request, and to keep each such registration or qualification (or exemption therefrom) effective during the period such registration statement is required to be

5 kept effective and take any other action which may be necessary or reasonably advisable to enable the CK Investor and underwriters to consummate the disposition in such jurisdictions of the Registrable Securities owned by the CK Investor, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (v) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction; (vi) use reasonable best efforts to cause such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed; (vii) use reasonable best efforts to cause the Registrable Securities covered by such Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the CK Investor to consummate the disposition of such Registrable Securities; (viii) use reasonable best efforts to provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of the Shelf Registration Statement; (ix) in an Underwritten Offering, enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and in connection therewith, (A) make representations and warranties to the CK Investor and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Shelf Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers in underwritten offerings, and, if true, confirm the same if and when requested, (B) include in the underwriting agreement indemnification provisions and procedures substantially to the effect set forth in Section 1.8 hereof with respect to the underwriter and all parties to be indemnified pursuant to said Section 1.8 except as otherwise agreed by the CK Investor and (C) deliver such documents and certificates as are reasonably requested by the CK Investor, their counsel and the lead managing underwriters(s), if any, to evidence the continued validity of the representations and warranties made pursuant to sub-clause (A) above and to evidence compliance with any customary conditions contained in the underwriting agreement; (x) in connection with an Underwritten Offering, use reasonable best efforts to obtain (A) for the underwriter(s) opinions of counsel for the Company, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters and (B) for the CK Investor and underwriter(s) “comfort” letters and updates thereof (or, in the case of any such Person which does not satisfy the conditions for receipt of a “comfort” letter specified in Statement on Auditing Standards No. 72, an “agreed upon procedures” letter to the extent deliverable in accordance with the policies of such accountants) signed by the independent public accountants who have certified the Company’s financial statements and, to the extent required, any other financial statements included in the Shelf Registration Statement, covering the matters customarily covered in “comfort” letters in connection with underwritten offerings;

6 (xi) in connection with an Underwritten Offering, make available for inspection by the CK Investor, any underwriter participating in an Underwritten Offering, and any attorney, accountant or other agent or representative retained in connection with such offering by the CK Investor or underwriter (collectively, the “Inspectors”), such financial and other records, pertinent corporate documents and instruments of the Company (collectively, the “Records”), as shall be reasonably necessary, or as shall otherwise be reasonably requested, to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company and its subsidiaries (and use its reasonable best efforts to cause its auditors) to participate in customary due diligence calls and to supply all reasonable information in each case reasonably requested by any such representative, underwriter, attorney, agent or accountant in connection with the Shelf Registration Statement and a Shelf Offering thereunder; provided, however, that the Company shall not be required to provide any information under this clause (xi) if (A) the Company reasonably believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (B) if either (1) the Company has requested and been granted from the Commission confidential treatment of such information contained in any filing with the Commission or documents provided supplementally or otherwise or (2) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing; unless prior to furnishing any such information with respect to clause (1) or (2) the CK Investor requesting such information enters into, and causes each of its Inspectors to enter into, a confidentiality agreement on terms and conditions reasonably acceptable to the Company; provided, further, that the CK Investor agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or by another Governmental Authority, give notice to the Company and allow the Company, at its expense, to undertake appropriate action seeking to prevent disclosure of the Records deemed confidential; (xii) as promptly as practicable notify in writing the CK Investor and the underwriters, if any, of the following events: (A) any request by the Commission or any other U.S. or state Governmental Authority for amendments or supplements to the Shelf Registration Statement or the prospectus or for additional material information; (B) the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings by any Person for that purpose; (C) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or the initiation or threat of any proceeding for such purpose; (D) if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 1.6(a)(ix) cease to be true and correct in any material respect; and (E) subject to Section 1.3, upon the happening of any event that makes any statement made in the Shelf Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Shelf Registration Statement, prospectus or documents so that, in the case of the Shelf Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances

7 under which they were made, not misleading, and, at the request of the CK Investor, promptly prepare and furnish to the CK Investor a reasonable number of copies of a supplement to or an amendment of the Shelf Registration Statement or prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (xiii) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest reasonably practicable date, except that, subject to the requirements of Section 1.6(a)(v), the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (xiii) be obligated to be so qualified, (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction; (xiv) cooperate with the CK Investor and the lead managing underwriter(s) to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under Applicable Law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the lead managing underwriter(s) or the CK Investor may request and keep available and make available to the Company’s transfer agent prior to the effectiveness of such registration statement a supply of such certificates; (xv) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA; and (xvi) have appropriate officers of the Company prepare and make presentations at a reasonable number of “road shows” and before analysts, as the case may be, and other information meetings reasonably organized by the underwriters and otherwise use its reasonable best efforts to cooperate as reasonably requested by the CK Investor and the underwriters in the offering, marketing or selling of the Registrable Securities in each case, only to the extent such activities relate to a Marketed Underwritten Shelf Offering. (b) The Company may require the CK Investor and each underwriter, if any, to furnish the Company in writing such information regarding the CK Investor or underwriter and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing to complete or amend the information required by the Shelf Registration Statement. Not less than two (2) days before the expected filing date of each registration statement, prospectus, supplement, amendment or other filing thereto in connection with an Underwritten Offering, the Company shall notify the CK Investor of the information, documents and instruments from the CK Investor that any underwriter reasonably requests in connection with such registration statement, including, to the extent applicable, a questionnaire, custody agreement, power of attorney, lock-up letter and underwriting agreement (the “Requested Information”). If the Company has not received, on or before the day before the expected

8 filing date, the Requested Information from the CK Investor, the Company may delay or not file the registration statement, prospectus supplement, amendment or other filing. The failure to so file shall not result in any liability on the part of the Company to the CK Investor. (c) The CK Investor agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clauses (A), (B), (C), (D) and (E) of Section 1.6(a)(xii), the CK Investor shall forthwith discontinue such its disposition of Registrable Securities pursuant to the Shelf Registration Statement and prospectus relating thereto until its receipt of the copies of the supplemented or amended prospectus contemplated by Section 1.6(a)(xii), or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus and that it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law, subpoena or regulatory request or requirement; provided, that the amount of time the CK Investor is required to discontinue disposition of such securities shall not exceed forty-five (45) days. (d) The Company will cooperate with the CK Investor and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates or book entries (which, in either case, shall not bear any restrictive legends) representing Registrable Securities sold by the CK Investor pursuant to the Shelf Registration Statement or sold pursuant to Rule 144 or Rule 145 under the Securities Act, and enable such shares to be in such denominations and registered in such names as the CK Investor or managing underwriter(s) may request. (e) With a view to making available to the CK Investor the benefits of Rule 144 under the Securities Act and any other rule or regulation of the Commission that may at any time permit the CK Investor to sell securities of the Company to the public without registration, the Company shall: (i) use reasonable best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act; (ii) use reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act, at any time when the Company is subject to such reporting requirements; (iii) furnish to the CK Investor, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act and of the Exchange Act, a copy of the most recent annual or semi-annual report of the Company, and such other reports and documents so filed or furnished by the Company with the Commission as the CK Investor may reasonably request in connection with the sale of Registrable Securities without registration (in each case to the extent not readily publicly available); and (iv) otherwise provide the CK Investor with such customary assistance as is reasonably requested.

9 1.7. Registration Expenses. All fees and expenses incident to the Company’s performance of its obligations under Section 1.1 and Section 1.2, including (a) all registration and filing fees, including all fees and expenses of compliance with securities and “blue sky” laws (including the reasonable and documented fees and disbursements of counsel for the underwriters in connection with “blue sky” qualifications of the Registrable Securities pursuant to Section 1.6(a)(v)) and all fees and expenses associated with filings required to be made with FINRA (including, if applicable, the fees and expenses of any “qualified independent underwriter” as such term is defined in FINRA Rule 5121), in each case, only in connection with an Underwritten Offering (b) all printer, printing (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with the Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the CK Investor and copying expenses, (c) all messenger, telephone and delivery expenses, (d) all fees and expenses of the Company’s independent certified public accountants and counsel (including with respect to “comfort” letters and opinions), (e) expenses incurred in connection with any “road show” and (f) reasonable and documented fees and disbursements for one counsel (together with one local counsel) for the CK Investor, shall be borne solely by the Company whether or not any registration statement is filed or becomes effective or any offering is completed. In connection with the Company’s performance of its obligations under this Agreement, the Company will pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties and the expense of any annual audit) and the expenses and fees for listing the securities to be registered on each securities exchange and included in each established over-the-counter market on which similar securities issued by the Company are then listed or traded. The CK Investor shall pay its portion of all underwriting discounts and commissions and transfer taxes, if any, relating to the sale of Registrable Securities in any registration or offering pursuant to Sections 1.1 and 1.2. 1.8. Registration Indemnification. (a) The Company agrees, without limitation as to time, to indemnify and hold harmless, to the fullest extent permitted by Law, the CK Investor and its Affiliates and their respective officers, directors, members, shareholders, employees, managers, partners and agents and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the CK Investor or such other indemnified Person and the officers, directors, members, shareholders, employees, managers, partners, accountants, attorneys and agents of each such controlling Person, from and against all losses, claims, damages, liabilities, costs, expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) and amounts paid in settlement (collectively, the “Losses”), as incurred, arising out of, caused by, resulting from or relating to any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, preliminary prospectus, Free Writing Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by any information furnished in writing to the Company by the CK Investor expressly for use therein. (b) In connection with a Shelf Offering in which the CK Investor is participating, without limitation as to time, the CK Investor shall, severally and not jointly, indemnify the Company, its

10 directors, officers, stockholders, employees, managers, partners and agents, and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company, from and against all Losses, as incurred, arising out of, caused by, resulting from or relating to any untrue statement (or alleged untrue statement) of material fact contained in the Shelf Registration Statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, preliminary prospectus, Free Writing Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading, in each case solely to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information regarding the CK Investor furnished to the Company by the CK Investor expressly for inclusion in the Shelf Registration Statement, prospectus or preliminary prospectus or Free Writing Prospectus or any amendment or supplement thereto. Notwithstanding the foregoing, the CK Investor shall not be liable under this Section 1.8(b) for amounts in excess of the net proceeds received by the CK Investor in the Shelf Offering giving rise to such liability. (c) Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, however, the failure to give such notice shall not release the indemnifying party from its obligation, except to the extent that the indemnifying party has been actually and materially prejudiced by such failure to provide such notice on a timely basis. (d) In any case in which any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and acknowledging the obligations of the indemnifying party with respect to such proceeding, the indemnifying party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof (unless (i) such indemnified party reasonably objects to such assumption on the grounds that there are defenses available to it which are different from or in addition to the defenses available to such indemnifying party, (ii) a conflict of interest exists between the interests of the indemnifying party and the indemnified party, (iii) the indemnifying party shall have failed within a reasonable period of time to assume such defense and the indemnified party is or would reasonably be expected to be materially prejudiced by such delay, in either of which events the indemnified party shall be promptly reimbursed by the indemnifying party for the reasonable fees and expenses incurred in connection with retaining one separate legal counsel (for the avoidance of doubt, for all indemnified parties in connection therewith) plus one local counsel or (iv) such indemnifying party otherwise so agrees). For the avoidance of doubt, notwithstanding any such assumption by an indemnifying party, the indemnified party shall have the right to employ separate counsel in any such matter and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party

11 except as provided in the previous sentence. An indemnifying party shall not be liable for any settlement of an action or claim effected without its consent (which consent shall not be unreasonably withheld, conditioned or delayed). No matter shall be settled by an indemnifying party without the consent of the indemnified party (which consent shall not be unreasonably withheld, conditioned or delayed), unless such settlement (x) includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect to such claim or litigation, (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party and (z) is settled solely for cash for which the indemnified party would be entitled to indemnification hereunder. (e) The indemnification and contribution provided for under this Agreement shall survive the sale of the Registrable Securities and the termination of this Agreement. (f) If recovery is not available under the foregoing indemnification provisions for any reason or reasons other than as specified therein, any Person who would otherwise be entitled to indemnification by the terms thereof shall nevertheless be entitled to contribution with respect to any Losses with respect to which such Person would be entitled to such indemnification but for such reason or reasons, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, the Persons’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and other equitable considerations appropriate under the circumstances. It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, the CK Investor shall not be required to make a contribution in excess of the net proceeds received by the CK Investor from its sale of Registrable Securities in connection with the Shelf Offering that gave rise to the contribution obligation. ARTICLE II DEFINITIONS 2.1. Defined Terms. Capitalized terms when used in this Agreement have the following meanings: “Affiliate” means, (a) any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person (for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the

12 possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise), (b) for the avoidance of doubt, if such specified Person is an investment fund, any other investment fund, the primary investment advisor to which is the primary investment advisor to such specified Person or an Affiliate thereof, and (c) if such specified Person is a natural Person, any family member of such natural Person; provided that the portfolio companies controlled by funds managed directly or indirectly by the CK Investor, Certares Opportunities LLC, Knighthead Opportunities Capital Management, LLC or any of their respective Affiliates shall not be deemed or considered to be an “Affiliate” of the CK Investor and that the portfolio companies of funds managed or advised, directly or indirectly, by Silver Lake Technology Management, LLC or its Affiliates shall not be deemed or considered to be an “Affiliate” of the Demand Shareholders. “Controlled” and “controlling” shall be construed accordingly. “Agreement” has the meaning set forth in the preamble. “Applicable Law” means, with respect to any Person, any Law applicable to such Person, its assets, properties, operations or business. “Base Investment Agreement” has the meaning set forth in the recitals. “Beneficial Owner” or “Beneficially Own” has the meaning assigned to such term in Rule 13d- 3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance). “Blackout Period” has the meaning set forth in Section 1.3. “Capital Stock” means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity. “Commission” means the Securities and Exchange Commission or any other federal agency administering the Securities Act. “Company Ordinary Shares” means common registered shares of the Company, with a nominal value of CHF 0.01 per share. “Company” has the meaning set forth in the preamble. “Company Shares” means the Company Ordinary Shares and the Series B Preferred Shares. “Demand Block Period” has the meaning set forth in Section 1.3(b). “Demand Shareholder” has the meaning given to such term in the Existing Registration Rights Agreement. “Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock.

13 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Existing Registration Rights Agreement” means the registration rights agreement, dated as of August 28, 2020, among the Company, the Demand Shareholders and each of the other persons named therein. “Free Writing Prospectus” has the meaning set forth in Section 1.6(a)(iv). “Governmental Authority” means any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, or applicable exchange or self-regulatory organization, including FINRA. “Inspectors” has the meaning set forth in Section 1.6(a)(xi). “Law” means any federal, state, provincial, local, municipal, foreign, international, multinational or other order, judgment, decree, constitution, law, ordinance, regulation, statute, treaty, code, rule, by-law, writ, injunction, decision, arbitration award, franchise, license, agency requirement, permit or other award of any Governmental Authority, or any policy, guideline, notice or protocol, in each case, to the extent that it has the force of law. “Losses” has the meaning set forth in Section 1.8(a). “Marketed Underwritten Shelf Offering” means any Shelf Offering that is an Underwritten Offering and where the plan of distribution set forth in the applicable Take-Down Notice includes a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the Company and the underwriters. “Non-Marketed Underwritten Shelf Offering” means any Shelf Offering that is an Underwritten Offering but is not a Marketed Underwritten Shelf Offering. “Person” means any natural person or any corporation, partnership, limited liability company, association, trust or other entity or organization, including any Governmental Authority. “Preferred Closing” has the meaning set forth in the Investment Agreement. “Records” has the meaning set forth in Section 1.6(a)(xi). “Registrable Amount” means an amount of Registrable Securities having an aggregate value of at least $50 million, based on the anticipated offering price (as reasonably determined in good faith by the Company), without regard to any brokers’ fees, or underwriting discount or commission. “Registrable Securities” means (i) the Common Acquired Shares, (ii) the Underlying Shares, or (iii) any other shares received in respect of the foregoing shares in connection with any stock split or subdivision, stock dividend, distribution or similar transaction; provided that, any such securities shall cease to be Registrable Securities upon the earliest of (i) when they are sold by the CK Investor pursuant to an effective registration statement under the Securities Act, (ii) when they have been sold by the CK

14 Investor pursuant to Rule 144 or Rule 145 under the Securities Act, to the extent applicable, (iii) when they can be sold under Rule 144 under the Securities Act without volume or manner of sale limitation as to the amount or manner of sale of such securities and (iv) when they shall have ceased to be outstanding. “Requested Information” has the meaning set forth in Section 1.6(b). “Secondary Offering” has the meaning set forth in Section 1.3(b). “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “Series B Conversion Agreement” means the conversion agreement between the Company, the CK Investor and any other holder of Series B Preferred Shares to be entered into in connection with the Series B Preferred Shares. “Series B Preferred Shares” means the registered series B convertible preferred shares with a nominal value of CHF 0.01 each of the Company. “Shelf Offering” has the meaning set forth in Section 1.2(a). “Shelf Registration Statement” has the meaning set forth in Section 1.1(a). “SL Shareholders” means SL Globetrotter, L.P. and Global Blue Holding LP. “Take-Down Notice” has the meaning set forth in Section 1.2(a). “Transfer” means any direct or indirect sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer, or entry into any Agreement with respect to any sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer, excluding entry into this Agreement and the consummation of the transactions contemplated hereby. “Underlying Shares” means the underlying Company Ordinary Shares that may be issued upon conversion of (i) the Acquired Preferred Shares and (ii) any Series B Preferred Shares paid as dividend- in-kind on the Acquired Preferred Shares in accordance with the terms thereof, in each case, in accordance with the terms of the Series B Conversion Agreement. “Underwritten Offering” means a sale of securities of the Company to an underwriter or underwriters for reoffering to the public. “Voting Agreement” means the voting agreement, dated as of 5 May, 2022 between the CK Investor, SL Globetrotter, L.P., and Global Blue Holding LP. 2.2. Interpretation. Whenever used herein, the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, and the words “hereof” and “herein” and similar words shall be construed as references to this Agreement as a whole and not limited to the particular Article, Section, Exhibit or Schedule in which the reference appears. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Exhibits and Schedules mean the Articles

15 and Sections of, and Exhibits and Schedules attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. References to “$” or “dollars” means United States dollars. Any reference in this Agreement to any gender shall include all genders. The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. The Exhibits and Schedules referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein. The headings of the Articles and Sections are for convenience of reference only and do not affect the interpretation of any of the provisions hereof. If, and as often as, there is any change in the outstanding Company Shares by reason of stock dividends, splits, reverse splits, spin-offs, split-ups, mergers, reclassifications, reorganizations, recapitalizations, combinations or exchanges of shares and the like, appropriate adjustment shall be made in the provisions of this Agreement so as to fairly and equitably preserve, as far as practicable, the rights and obligations set forth herein that continue to be applicable on the date of such change. No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel. ARTICLE III MISCELLANEOUS 3.1. Term. This Agreement will be effective as of the date hereof and shall terminate: (i) on the date when the CK Investor (together with its Affiliates) Beneficially Owns in the aggregate shares constituting less than three (3)% of the outstanding Company Shares and can sell such shares pursuant to Rule 144 under the Securities Act without restriction, (ii) when no Registrable Securities are outstanding or (iii) at any time by written notice by the CK Investor to the Company; provided that in the event of any termination pursuant to this Section 3.1, the CK Investor shall not sell any shares during any Blackout Period applicable to it pending at the time of such termination. Section 1.8 and Articles II and III shall survive any termination. 3.2. Notices. All notices, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by prepaid overnight courier (providing written proof of delivery), by confirmed email transmission or by certified or registered mail (return receipt requested and first class postage prepaid), addressed as follows: (a) If to the CK Investor, to: Knighthead Capital Management, LLC 280 Park Ave 22nd Floor New York, NY 10017, United States Certares Management LLC, 350 Madison Avenue 8th Floor New York, NY 10017, United States

16 Email:Tom.LaMacchia@certares.com ltorrado@knighthead.com Attention: Tom LaMacchia and Laura Torrado with a copy (which shall not constitute notice) to: Herbert Smith Freehills LLP Exchange House, Primrose Street London EC2A 2EG, United Kingdom E-mail: Malcolm.Lombers@hsf.com Tom.ONeill@hsf.com Attention: Malcolm Lombers and Thomas N. O'Neill (b) if to the Company, to: Zurichstrasse 38 8306 Brüttisellen, Switzerland E-mail: jhendersonross@globalblue.com Attention: Jeremy Henderson-Ross with a copy (which shall not constitute notice) to: Simpson Thacher & Bartlett LLP 425 Lexington Ave New York, NY 10017, United States E-mail: Hui.Lin@stblaw.com Attention: Hui Lin 3.3. Amendments and Waivers. No provision of this Agreement may be amended or modified unless such amendment or modification is in writing and signed by (i) the Company and (ii) the CK Investor. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law. 3.4. Successors and Assigns and Transferees. Neither this Agreement not any of the rights or obligations hereunder shall be transferred or assigned by any of the parties hereto. Subject to the foregoing provisions of this Section 3.4, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Any attempted assignment in violation of this Section 3.4 shall be void. 3.5. Severability. It is the intent of the parties that the provisions of this Agreement shall be enforced to the fullest extent permissible under Applicable Law and public policies applied in each

17 jurisdiction in which enforcement is sought. If any particular provision or portion of this Agreement shall be adjudicated to be invalid or unenforceable, such provision or portion thereof shall be deemed amended to the minimum extent necessary to render such provision or portion valid and enforceable, and such amendment will apply only with respect to the operation of such provision or portion in the particular jurisdiction in which such adjudication is made. 3.6. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that each party need not sign the same counterpart. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any third party electronic signature capture service providers as may be reasonably chosen by a signatory hereto. 3.7. Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), together with the Investment Agreement, Series B Conversion Agreement and Voting Agreement, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement. 3.8. Governing Law and Jurisdiction.This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.Each party hereto agrees (a) that this Agreement involves at least $100,000.00, and (b) that this Agreement has been entered into by the parties hereto in express reliance upon 6 Del. C. § 2708. Each party hereby irrevocably and unconditionally agrees (a) to be subject to the exclusive jurisdiction of the U.S. federal courts sitting in the State of Delaware, or any state courts of the State of Delaware (or any court in which appeal from such courts may be taken) in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the U.S. federal courts sitting in the State of Delaware, or any state courts of the State of Delaware (or any court in which appeal from such courts may be taken) and (d) consents to service being made through the notice procedures set forth in Section 3.2. (c) Each party hereby agrees that service of any process, summons, notice or document by an internationally-recognized courier or by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service to the respective addresses set forth in Section 3.2 shall be effective service of process for any proceeding in connection with this Agreement or the transactions contemplated hereby and that service made pursuant to the

18 forgoing shall, to the fullest extent permitted by Applicable Law, have the same legal force and effect as if served upon such party personally within the State of Delaware. 3.9. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. 3.10. Specific Performance. The parties hereto agree that monetary damages would not be an adequate remedy in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is expressly agreed that the parties hereto shall be entitled to equitable relief, including injunctive relief and specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or in equity. 3.11. No Third Party Beneficiaries. Nothing in this Agreement shall confer any rights upon any Person other than the parties hereto and each such party’s respective heirs, successors and permitted assigns and with respect to Sections 1.3 and 1.4, the Demand Shareholders; provided that the Persons indemnified under Section 1.8 are intended third party beneficiaries of Section 1.8. 3.12. No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that any party hereto may be a partnership or limited liability company, each party hereto, by its acceptance of the benefits of this Agreement, covenants, agrees and acknowledges that no Persons other than the named parties hereto shall have any obligation hereunder and that it has no rights of recovery hereunder against, and no recourse hereunder or in respect of any oral representations made or alleged to be made in connection herewith shall be had against, any former, current or future director, officer, agent, Affiliate, manager, assignee, incorporator, controlling Person, fiduciary, representative or employee of the CK Investor or the Company (or any of their heirs, successors or permitted assigns), or against any former, current or future director, officer, agent, employee, Affiliate, manager, assignee, incorporator, controlling Person, fiduciary, representative, general or limited partner, stockholder, manager or member of any of the foregoing Persons, but in each case not including the named parties hereto (each, a “Non-Liable Person”), whether by or through attempted piercing of the corporate veil, by or through a claim (whether in tort, contract or otherwise) by or on behalf of such party against any Non-Liable Person, by the enforcement of any assignment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other Applicable Law or otherwise; it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any Non-Liable Person, as such, for any obligations of the applicable party under this Agreement or the transactions contemplated hereby, in respect of any oral representations made or alleged to have been made in connection herewith or therewith or for any claim (whether in tort, contract or otherwise) based on, in respect of or by reason of, such obligations or their creation. 3.13. Other Agreements. Nothing in this Agreement shall limit or affect any other agreement to which any party hereto is or may be a party, including the Existing Registration Rights Agreement.

19 3.14. Equivalent Provisions. To the extent permissible under Applicable Law, the parties agree that, in the event that the Company Ordinary Shares are listed on a non-U.S. stock exchange, cease to be listed on The New York Stock Exchange and are not listed on the Nasdaq Global Select Market, the Nasdaq Global Market or any other “national securities exchange” that has registered with the Commission under Section 6 of the Securities Exchange Act of 1934, as amended, the provisions of this Agreement shall continue to apply to the extent any sale or distribution of the Registrable Securities require registration under Applicable Law, with such modifications as are reasonable and appropriate to reflect the requirements of such non-U.S. stock exchange and the laws of the relevant jurisdiction of such stock exchange with the objective of providing reasonable assistance and cooperation with such sale or distribution of the Registrable Securities to the extent contemplated under this Agreement. [The remainder of this page left intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written. GLOBAL BLUE GROUP HOLDING AG By: Name: Title:

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written. CK OPPORTUNITIES WOLVERINE S.À R.L By: Name: Title: By: Name: Title: